Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2021
Interests in Other Entities [Abstract]
Investments in associates and joint ventures

Note 20	Investments in associates and joint ventures
The following tables provide summarized financial information with respect to BCE’s associates and joint ventures. For more details on our associates and joint ventures, see Note 35, Related party transactions.

Statements of financial position

FOR THE YEAR ENDED DECEMBER 31	2021	2020
Assets	3,852	3,953
Liabilities	(2,523)	(2,448)
Total net assets	1,329	1,505
BCE’s share of net assets	668	756

Income statements

FOR THE YEAR ENDED DECEMBER 31	NOTE	2021	2020
Revenues		1,855	1,359
Expenses		(2,047)	(1,351)
Total net (losses) income		(192)	8
BCE’s share of net (losses) income	8	(95)	5